Exhibit 99.2



FARBER
& HASS
--------------------------------------------------------------------------------
Certified Public Accountants      741 South A Street    Telephone (805) 385-3077
                                  Oxnard, California    Facsimile:(805) 385-3076
                                               93030




August 20, 1997

Mr. D. Scott Singdahlsen
Mar Ventures, Inc.
1675 Broadway, Suite 1150
Denver, CO 80202


We have read the Form 8-K dated August 6, 1997 regarding the change in Registrant's Certifying Accountant and concur with the representations made therein.


/s/  FARBER & HASS



cc:  Chief Accountant
     Securities and Exchange Commission
     Washington, D.C. 20549